                        AGREEMENT FOR CONSULTING SERVICES

WHEREAS COMMUNICATE NOW.COM INC., (hereafter COMPANY) wishes to engage the services of LEN ARONOFF, ESQ. (hereafter ARONOFF), to represent COMPANY in all legal matters in the United States of America, and coordinated the COMPANY'S legal efforts throughout the world from June 1 through December 31, 2002 and,

WHEREAS ARONOFF wishes to make himself available to COMPANY to perform the above stated tasks of representing COMPANY in all legal matters throughout the United
States and coordinating COMPANY'S legal efforts and services throughout the world from June 1, 2002 until December 31, 2002,

NOW THEREFORE, in return for ten ($10.00) dollars and other and valuable consideration, paid each to the other in hand and acknowledged by each,

THE PARTIES AGREE AS FOLLOWS:

        A.    ARONOFF will represent the COMPANY in all legal matters throughout the United States and will coordinate COMPANY'S ongoing legal needs and services throughout the world, from June 1, 2002 until
              December 31, 2002,

        B.    The COMPANY, for its part, will pay ARONOFF for his services, the amount of two hundred-thousand (200,000) common shares to be registered by the COMPANY in the initial S-8 registration and filing. Said shares are due and owing at the time of the COMPANY'S first disbursement of shares to consultants and outside legal experts.

        C.    This Agreement contains the entire terms of Agreement between the parties and may only be modified by writing signed and agreed to by all parties.

        D.    The partied understand and agree that any litigation arising form the contents of this Agreement shall be decided by the law of the
              State of Florida and venue shall lie in the Circuit Court of
              Orange County, Florida.

         COMMUNICATE NOW.COM, INC.

         BY: /s/ Charles Bitters
                ----------------------

             /s/ Len Aronoff
                ----------------------